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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 30, 2005
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                             Norwood Financial Corp.
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             (Exact name of registrant as specified in its charter)


     Pennsylvania                       0-28364                 23-2828306
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(State or other jurisdiction        (Commission File           (IRS Employer
of incorporation)                       Number)              Identification No.)


717 Main Street, Honesdale, Pennsylvania                            18431
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (570) 253-1455
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                             NORWOOD FINANCIAL CORP.

                    INFORMATION TO BE INCLUDED IN THE REPORT
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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
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            Appointment of Principal Officers
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         On November 30, 2005, the Registrant issued a press release announcing the retirement of Charles E. Case from the Board of Directors of the Registrant effective November 30, 2005. A copy of the press release is filed with this report as exhibit 99.1 and is incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits
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         (c) Exhibits:

                  The following exhibits are furnished herewith.

                  99.1     Press Release, dated November 30, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NORWOOD FINANCIAL CORP.


Date: November 30, 2005               By:  /s/William W. Davis, Jr.
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                                           William W. Davis, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)